Green Tree Financial Corp.
Net Interest Margin Trust 1994-B
May, 1999
Payment: June 15, 1999

               7.85% SECURITIZED NET INTEREST MARGIN CERTIFICATES

                                                Cusip              # 393534AB8
                                                Trust Account      # 33-31958-0
                                                Distribution Date: June 15, 1999

                                                                                          Per $1,000
Securitized Net Interest Margin Certificates                                               Original
--------------------------------------------                                              -----------
1.   Amount Available                                                     315,521.55

Interest

2.   Aggregate Interest                                                   148,867.09       1.61111569

3.   Amount Applied to:
     (a) accrued but unpaid Interest

4.   Remaining:
     (a) accrued but unpaid Interest

5.   Monthly Interest                                                     148,867.09

Principal

6.   Current month's principal distribution                               166,654.46       1.80361970

7.   Remaining outstanding principal balance                           22,590,097.93      244.4815793
     Pool Factor                                                          0.24448158

8.   Present value of the projected remaining aggregate cashflows of the Finance I Assets and the Residual Assets, as of the
     immediately preceding Distribution Date                          425,116,414.97**

9.   Aggregate principal balance of loans
     refinanced by Green Tree Financial                                 1,579,364.30

10.  Weighted average CPR                                                     14.09%

11.  Weighted average CDR                                                      2.69%

12.  Annualized net loss percentage                                            1.52%

13.  Delinquency             30-59 day                                         0.90%
                             60-89 day                                         0.32%
                             90+ day                                           0.47%
                             Total 30+                                         1.69%

First Trust N. A. Paying Agent/Bondholder Relations (612) 973-5800

**Represents present value of assets for NIM 94-A, 94-B, & 95-A, after cross-collateralization, as of 5/15/99.

Green Tree Financial
Net Interest Margin Trust 1994-B
May, 1999
Payment: June 15, 1999




                                                    Fee Assets
                        -------------------------------------------------------
                                  Guarantee            Inside         Fee Asset
                                    Fees                Refi            Total
                        -------------------------------------------------------

GTFC 1994-1                              0.00        19,512.33       19,512.33
GTFC 1994-2                              0.00             0.00            0.00
GTFC 1994-3                              0.00             0.00            0.00
GTFC 1994-4                              0.00             0.00            0.00
                        -------------------------------------------------------


                                         0.00        19,512.33       19,512.33
                                                                 --------------
Total amount of Guarantee Fees and

     Inside Refinance Payments                                       19,512.33
                                                                 --------------

Subordinated Servicing Fees                                         183,288.34
                                                                 --------------

Payment on Finance 1 Note                                           202,800.67
                                                                 --------------

Allocable to Interest (current)                                       1,297.46
                                                                 --------------

Allocable to accrued but unpaid Interest                                  0.00
                                                                 --------------

Accrued and unpaid Trustee Fees                                           0.00
                                                                 --------------

Allocable to Principal                                              198,337.59
                                                                 --------------

Finance 1 Note Principal Balance                                          0.00
                                                                 --------------

Green Tree Financial
Net Interest Margin Trust 1994-B
May, 1999
Payment: June 15, 1999

                                                  Inside
                                  Residual          Refi         Total
                          ------------------------------------------------

GTFC 1994-1                               0.00        0.00           0.00
GTFC 1994-2                               0.00   27,815.12      27,815.12
GTFC 1994-3                               0.00   13,915.87      13,915.87
GTFC 1994-4                          36,848.40   34,141.49      70,989.89
                          ------------------------------------------------

                                     36,848.40   75,872.48     112,720.88

                          Total Residual and Inside
                              Refinance Payments               112,720.88